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THE GABELLI
EQUITY TRUST INC.

FIRST QUARTER REPORT
MARCH 31, 2000

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                               THE GABELLI
                               EQUITY TRUST INC.



Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

[Graphics of flags of each of the 50 united States omitted]

ALABAMA ALASKA ARIZONA ARKANSAS CALIFORNIA COLORADO CONNECTICUT DELAWARE FLORIDA GEORGIA

HAWAII  IDAHO  ILLINOIS  INDIANA  IOWA  KANSAS  KENTUCKY  LOUISIANA  MAINE
MARYLAND

MASSACHUSETTS MICHIGAN MINNESOTA MISSISSIPPI MISSOURI MONTANA NEBRASKA NEVADA NEW HAMPSHIRE NEW JERSEY

NEW MEXICO NEW YORK N. CAROLINA N. DAKOTA OHIO OKLAHOMA OREGON PENNSYLVANIA RHODE ISLAND S. CAROLINA

S. DAKOTA TENNESSEE TEXAS UTAH VERMONT VIRGINIA WEST VIRGINIA WASHINGTON WISCONSIN WYOMING


INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.



TO OUR SHAREHOLDERS,

      In the first quarter of 2000, we continued to experience a "have and have not" stock market. Until the last week of the quarter, when we saw a rotation out of the technology sector and into value sectors, so called "new economy" stocks flourished, while "old economy" stocks languished or retreated. Despite the late sell-off, the technology-heavy Nasdaq Composite Index and the small cap growth-oriented Russell 2000 Index finished with solid gains. However, the Standard & Poor's 500 Index closed the quarter only modestly higher, while the Dow Jones Industrial Average declined.

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                               THE GABELLI
                               EQUITY TRUST INC.

      Momentum investing--buying stocks that are rising in price--continued to be considerably more rewarding than owning stocks representing good fundamental values. We do not know how much longer this trend will continue. However, we see exceptional opportunity for selective value investors in a market that has shunned high quality companies in a wide range of healthy industries.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Equity Trust's (the "Equity Trust") net asset value ("NAV") total return was 1.67% after adjusting for the $0.27 per share distribution paid on March 27, 2000. The Standard & Poor's ("S&P") 500 Index, Value Line Composite and Russell 2000 Indices had total returns of 2.29%, 4.03% and 7.08%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance.

      The Equity Trust was up 26.93% over the trailing twelve-month period after adjusting for the $1.17 per share in distributions and the $0.75 per share spin-off of The Gabelli Utility Trust. The S&P 500, Value Line Composite and Russell 2000 Indices rose 17.93%, 19.47% and 37.29%, respectively, over the same twelve-month period.

      For the ten-year period ended March 31, 2000, the Equity Trust's total return averaged 14.44% annually, including adjustments of $14.35 per share in distributions, versus average annual returns of 18.82%, 14.34% and 14.44% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on August 21, 1986 through March 31, 2000, the Equity Trust had a cumulative total return of 573.02%, including adjustments of $17.55 per share in distributions, which equates to an average annual total return of 15.02%.

                     AVERAGE ANNUAL RETURNS - MARCH 31, 2000
                     ---------------------------------------
                                        NAV AVERAGE       AVERAGE ANNUAL
                                        ANNUAL RETURN  INVESTMENT RETURN (A)
                                        -------------  --------------------
1 Year ................................    26.93%            18.38%
5 Year ................................    18.63%            17.18%
10 Year ...............................    14.44%            13.90%
Life of Fund (SINCE AUGUST 21, 1986) ..    15.02%            14.08%

(A) BASED ON INITIAL OFFERING PRICE OF $10.00

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      The Equity  Trust's  common  shares ended the first quarter at $12.125 per share on the New York Stock Exchange, a decline of 1.30% for the first quarter. The Equity Trust's common shares rose 18.38% over the trailing twelve-month period after adjusting for all distributions.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Equity Trust and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                                                  [The Gabelli Triangle Omitted]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE PERILS OF PAULINE

      In each episode of the old movie serial, "The Perils of Pauline", the heroine faced certain doom until a hero suddenly appeared to save the day. Through most of the first quarter of 2000, equities were imperiled by rising short-term interest rates and the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

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

      Of course, in the old movie shorts, as soon as Pauline escaped from one life-threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short term interest rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bellwethers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers and investors counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong and, with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half of the year, the Fed may release the monetary brakes and market interest rates could come down further. We should continue to see deals, particularly in out-of-favor industries where many great companies have become irresistible business bargains. Deals may finally prop up the value sector of the market. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled investors have rushed in to lift them to safety.

      We are always attuned to the economic and stock market melodrama. However, we try to keep our shareholders out of harm's way by investing in quality companies trading at a discount to their "real world" economic value. This may be dull and periodically not particularly productive. However, over the Equity Trust's history, this approach has produced rewarding returns.

OLD ECONOMY, NEW ECONOMY

      The financial press and market observers are adept at developing simplistic theories to explain market trends. Recently, the pundits have divided the market into "old economy" and "new economy" stocks. The former are thought to be worthless and the latter are perceived as almost priceless. A closer look at the situation reveals the flaws in this current logic.

      The so-called "new economy" stocks are primarily technology companies developing new ways to distribute information, products, and services. Some are fine companies with exceptional growth prospects. However, the "new economy" superstars do not drill for oil, process chemicals, make household goods or food products, or manufacture automobiles. They do not knit sweaters or make shoes. They do not build houses. They do not produce motion pictures or television programs. They are simply building systems that make it possible for "old economy" companies to provide these essential products and services more efficiently and cost effectively. Will the best of the "new economy" companies make money and, over the long term, enrich investors? Yes. Will the "old economy" companies that harness the power of new technologies prosper and also reward shareholders? Yes. Presently, investors can pay sky-high valuations for "new economy" companies or scoop up high quality "old economy" stocks at deep discounts.

      Let me give you an example. General Motors, Ford, and Daimler Chrysler are developing a business-to-business Internet network to streamline the procurement of auto parts from original equipment manufacturers. Oracle, E-commerce (20% owned by GM), and i2 Technologies are building the network and will help operate it. We imagine they will profit in the process. But the automobile manufacturers will also benefit substantially. The auto-makers

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

estimate this new network could shave as much as $2,000 from the cost of manufacturing a new automobile. This should translate into lower automobile prices, increased demand, higher volume and better earnings for these boring "old economy" companies.

      Additionally, the auto-makers will own this network. Marked to market based on valuations currently being given to "B2B" network companies, this could be an incredibly valuable and still largely unrecognized asset. You can pay incredible multiples for the stock of Oracle and i2 Technologies and you may continue to be rewarded, albeit with the escalating risk that accompanies historically unprecedented valuations. Or, you can buy the stock of GM for ten times earnings and three times cash flow. We also note that GM has a substantial investment in General Motors Hughes, a "new economy" company dominating the satellite broadcasting business through its DirecTV division. If we back out the value of GM's ownership in GM Hughes, the stock is even less expensive, trading at an almost absurdly low price to earnings multiple and roughly 2.5 times cash flow.

      GM is just one example of an "old economy" company employing "new economy" technologies to its advantage. We believe "brick and mortar" retailers will do well as they further develop "click and mortar" capabilities. Established financial services companies should also do well as they introduce on-line services. Once again, you have the option of paying up for the "new economy" kids on the block or paying discount prices for established, high quality companies that can and will prosper using new technologies.

THE ENVELOPE PLEASE

      This quarter, our performance awards go to telecommunications stocks such as Sprint Corp. PCS, Cable & Wireless, Telecom Italia, Vodafone AirTouch and AT&T. We got some mileage from Harley Davidson, enjoyed our stay at Mirage Resorts (which agreed to be acquired by MGM Grand), and were rewarded for staying tuned to Rogers Communications.

      Our losers list reads like a Who's Who of great industrial companies including Caterpillar and DuPont, in addition to high quality cyclicals such as Maytag and Trinity Industries. Food stocks also disappointed.

TIME WARNER AND AOL--THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (product with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements. But, we also expect to see more deals with old and new economy companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for value investors.

AN APPETITE FOR FOOD STOCKS

      There is a degree of economic logic in the recent poor performance of cyclical industrial companies. The Federal Reserve is committed to slowing the economy, and if it succeeds, we may be seeing peak earnings for economically sensitive companies. We are of the opinion that earnings will be better than anticipated and that the sell-off in cyclical companies is overdone. That is why we continue to own high quality cyclical stocks.

      We see no economic justification for the poor performance of food stocks. High quality brand name franchises including General Mills, Kellogg, Quaker Oats, Keebler Foods and Pepsico all declined this quarter, with some down quite sharply. We doubt that if economic growth slows from 5.0% to 3.5%, consumers are going to reduce spending on food or switch from brand name products to cheaper private label goods. "Honey, Gross Domestic Product growth is now down to 3.5%. We better cut back on the pickles and coffee cake, and instead of buying Pepsi, let's get that generic cola."

      Historically, food company earnings have not been particularly sensitive to modestly slower economic growth, and in general, earnings for food companies have been relatively stable and should stay that way. Food stocks are not down because of any fundamental change in the business or disappointing earnings. In our opinion, food stocks are simply a casualty of investors' general disregard for any industry group lacking the rapid growth potential of technology stocks. Currently, you can load up on some of the best companies in the food business at very attractive valuations. Food for thought for value investors.

INTERNATIONAL OUTLOOK

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of the Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      As we suggested in the Equity Trust's annual report, 1999's performance is unlikely to be repeated this year. For a number of reasons the investment environment has become more challenging. First, stocks have had a good run in most international markets. This is especially so for companies involved in many of the growth sectors of the economy. These, of course, are the sectors to which we are attracted. On the other hand, slower growth sectors of the market have lagged badly. Therefore, some rotation from the winners to the losers can be expected and has already occurred. As a consequence, we have recently added to the portfolio's pharmaceutical and financial services holdings, which are both attractively valued and have not performed well during the past year.

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      Second,  the Federal Reserve Board and other central banks,  including the
European Central Bank, are raising interest rates. Higher interest rates are generally not positive for equity markets. However, if higher interest rates slow the economy and prevent inflation from rising, equity markets should not be too adversely affected.

      Japan remains the exception to this. Short term interest rates in Japan remain effectively at zero and the ten-year government bond yields less than 2%. The authorities have stated that interest rates in Japan will remain at low levels until a self-sustaining economic recovery takes hold. Recent economic statistics suggest that a turnaround is near. Corporate investment has revived and the consumer, dormant for so long, is beginning to stir. This nascent consumer activity is based upon a rise in wages that actually had fallen significantly during the past two years. A decline in wages is a highly unusual occurrence in a developed economy.

      The portfolio's holdings in Japan have been concentrated in non-manufacturing sectors such as broadcasting, telecommunications and information software, all of which had performed well through the beginning of February. Since then, the share prices of many of these companies have fallen dramatically, largely due to what we believe is the "Softbank and Hikari Tsushin effect". These two stocks became the darlings of investors in Japan during the second half of 1999. As the stocks appreciated in value, more investors got sucked in. As the stock prices continued to climb, the more other investors, fearful of being left behind, climbed aboard. Softbank's share price went from
(Y)40,000 in October to (Y)198,000 on February 15, 2000. At around that time, a well-known analyst put a price target of (Y)400,000 on the shares. Good call? No. The current price is back to about (Y)40,000 again. Hikari Tsushin's price decline has been even more dramatic. The problem for us was that on the way down, Softbank and Hikari Tsushin kept falling "limit down" with no trades taking place. As a consequence, traders and investors had to sell other securities in the same broad sector to raise cash. When this process ends, we expect our investments to recover. Many of the companies in which we have a proprietary product, and are growing at rates over 20% and trade on reasonable multiples of earnings. We believe that we have suffered collateral damage.

      Looking ahead, we expect the portfolio to remain concentrated in the European markets. We believe these markets should provide attractive returns as the European economy becomes more competitive following the introduction of the euro. We anticipate many industries continuing their consolidation, including telecommunications and media. We believe the takeover of Mannesmann by Vodafone is only the beginning. Two recent media deals have validated the high valuations accorded to media properties in Europe. Here again, we expect further transactions that will benefit our portfolio holdings.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BCE INC. (BCE - $125.4375 - NYSE) is Canada's global communications company. BCE has announced a series of transactions in recent months. The company plans to spin off the majority of its stake in Nortel Networks Corp.(NT - $126.00 - NYSE) to BCE shareholders. BCE shareholders will receive 0.78 shares of NT per BCE share. Other pending transactions include the acquisition of CTV, a Canadian broadcaster, and Teleglobe, a provider of global network services.

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

CABLEVISION SYSTEMS CORP. (CVC - $60.75 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.6875 - NYSE; CCN'B - $63.50 - NYSE), through its 80% ownership of BHC Communications (BHC - $156.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $132.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. UTVI acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

LIBERTY  MEDIA GROUP (LMG'A - $59.25 - NYSE),  owned by AT&T Corp. (T - $56.25 -
NYSE), is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

TELECOM ITALIA SPA (TIT.MI - $14.94 - MILAN STOCK EXCHANGE; TI - $152.00 - NYSE) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator as well as the largest mobile operator in Europe through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks. In 1999, the value of Telecom Italia's franchise was highlighted through a takeover battle that saw Olivetti outmaneuver Deutsche Telekom for control of Telecom Italia.

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned

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

United States Cellular Corp. (USM - $71.00 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR - $128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

TIME WARNER INC. (TWX - $100.00 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, Time and People magazines. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $67.25 - NYSE) have agreed to merge in an all-stock combination valued at $350 billion.

UNITED TELEVISION INC. (UTVI - $132.375 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.6875 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $156.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market.

VIACOM INC. (VIA'A - $53.4375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). Viacom is in the process of merging with CBS in a $36 billion transaction.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on March 27, 2000. The next distribution is scheduled for June 2000.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Equity Trust's 7.25% Tax Advantaged  Cumulative Preferred Stock paid a
cash   distribution  on  March  27,  2000  of  $0.453125  per  share.  The  next distribution is scheduled for June 2000.

IN CONCLUSION

      In a market that loved technology stocks and disdained just about everything else, the Equity Trust took a small step forward in the first quarter of 2000. We are not anti-technology, but prefer investing in companies with products and services we understand. We are also risk averse and not inclined to own stocks with valuations that challenge economic logic. Finally, momentum investing-buying stocks simply because they are going up-is the antithesis of our value discipline.

      The upside of this narrow market is that we see truly appealing valuations for some great companies in a wide range of industry groups. We cannot be sure when investors will gravitate to these great values. However, we are quite confident that our portfolio should continue to generate attractive long term returns.




                                                   Sincerely,

                                                   /s/signature

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
                           Chris-Craft Industries Inc.
                           BCE Inc.
                           Telephone & Data Systems Inc.
                           Viacom Inc.
                           Liberty Media Group

                           Sprint Corp.
                           United Television Inc.
                           Cablevision Systems Corp.
                           Time Warner Inc.
                           Telecom Italia SpA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                          QUARTER ENDED MARCH 31, 2000
                                   (UNAUDITED)

                                                  OWNERSHIP AT
                                                    MARCH 31,
                                       SHARES         2000
                                     ---------    ------------
NET PURCHASES
COMMON STOCKS
Albertson's Inc. ...............        55,000       260,000
Allegiance Telecom Inc. (a) ....         2,500         7,500
Allianz AG. ....................         1,000         4,100
Allstate Corp. .................        10,000       110,000
Ametek Inc. ....................        10,000       100,000
AT&T Corp. (b) .................        45,000       150,000
Avex Inc. (c) ..................         2,170         4,420
Aztar Corp. ....................        10,000       120,000
Bank One Corp. .................        30,000        95,000
Bell Atlantic Corp. ............         8,000        30,000
Benesse Corp. ..................         1,000         5,000
Benesse Corp. New Shares (d) ...         5,000         5,000
Bestfoods Inc. .................        15,000        50,000
Borg Warner Automotive Inc. ....         5,000        25,302
Cable & Wireless Jamaica
  Ltd. (e) .....................       445,090     2,893,090
Carter-Wallace Inc. ............         7,000       540,000
Central Newspapers Inc., Cl. A .         3,000         6,000
Chris-Craft Industries Inc. (f)          9,792       336,192
Chris-Craft Industries Inc.,
  Cl. B (f) ....................        17,269       592,898
CIRCOR International Inc. ......        10,000        95,000
Citizens Utilities Co., Cl. B. .        25,000        25,000
Clorox Co. .....................        14,000        14,000
Coca-Cola Co. ..................        15,000        15,000
Columbia Energy Group ..........        40,000       100,000
Conoco Inc., Cl. A. ............        60,000       100,000
Cordant Technologies Inc. ......       250,000       250,000
Corn Products International Inc.        21,000        77,250
Cresco Ltd. (g) ................         1,800        10,800
Delhaize America Inc., Cl. A. ..        10,000        70,000
Delta & Pine Land Co. ..........         5,000         5,000
Dexter Corp. ...................         1,000        46,000
Diageo plc, ADR. ...............         2,000        44,000
Federal-Mogul Corp. ............        25,000        40,000
Ferro Corp. ....................         5,000       315,000
First Union Corp. ..............        75,000       105,000
Flowserve Corp. ................         5,000       105,000
Fortune Brands Inc. ............         5,000       120,000
Fuller (H.B.) Co. ..............         3,000         3,000
Furukawa Electric Co. Ltd. .....        17,000        17,000
Gaylord Entertainment Co., Cl. A         2,500       190,000
GenCorp Inc. ...................         2,500       255,000
General Mills Inc. .............         5,000       165,000
General Motors Corp. ...........        10,000       210,000
GenTek Inc. ....................        38,000       143,000
Genuine Parts Co. ..............        10,000       270,000
Gillette Co. ...................        30,000        70,000
Hilton Hotels Corp. ............       200,000       200,000
HPY Holding - HTF Holding
   Oyj Abp, Cl. A ..............        21,600        21,600
IMS Health Inc. ................        50,000        50,000
Irish Life & Permanent plc .....        90,000        90,000
ITT Industries Inc. ............        40,000       100,000
John Hancock Financial
  Services Inc. ................       190,000       190,000


                                                  OWNERSHIP AT
                                                    MARCH 31,
                                       SHARES         2000
                                     ---------    ------------
Kellogg Co. ....................         2,000       130,000
Koninklijke Philips
  Electronics NV ...............         3,000         3,000
Liberty Media Group, Cl. A (h) .       320,000       760,000
Mark IV Industries Inc. ........        55,000       300,000
Maytag Corp. ...................        19,000        25,000
MediaOne Group Inc. ............         5,000       230,000
MGM Grand Inc. .................         5,000         5,000
Midas Inc. .....................        14,167        49,167
Molex Inc., Cl. A ..............         1,500         1,500
National Service Industries Inc.        10,000       120,000
Net One Systems Co. Ltd. (a) ...            15            15
NetCom ASA .....................         5,000         5,000
Nippon Broadcasting System Inc.,
   New Shares (i) ..............         2,000         2,000
Northrop Grumman Corp. .........         2,000        92,000
NTL Inc. (j) ...................         3,125        15,625
Park-Ohio Holdings Corp. .......         5,000        73,715
Pepsi Bottling Group Inc. ......        40,000       100,000
PepsiCo Inc. ...................        41,000       420,000
Philip Morris Companies Inc. ...         6,000        20,000
Precision Castparts Corp. ......         5,000        30,000
Pulitzer Inc. ..................         2,000        27,000
Quaker Oats Co. ................        25,000       100,000
Ralston Purina Group. ..........       178,000       600,000
SBC Communications Inc. (k) ....       159,995       164,995
Scientific-Atlanta Inc. (l) ....        22,000        44,000
Secom Co. Ltd. .................         1,000        13,000
Shaw Communications Inc., Cl. B         10,000        20,000
Shaw Communications Inc., Cl. B,
   Non-Voting (l) ..............        40,000        80,000
Sony Corp., New Shares (m) .....         8,000         8,000
Sprint Corp. (PCS Group) (l) ...       110,000       220,000
Square Co. Ltd. (a) ............         2,500        10,500
Standard Motor Products Inc. ...       150,000     1,400,000
Sterling Software Inc. .........        15,000        15,000
Sumisho Computer Systems Corp. .         1,000        11,000
Telefonos de Mexico SA,
   Cl. L, ADR (l) ..............        18,000        36,000
Telesp Celular Participacoes
   SA, ADR (n) .................    10,760,547    10,760,547
Times Mirror Co., Cl. A ........        20,000        20,000
Tootsie Roll Industries Inc. (f)         2,793        95,894
Travelers Property Casualty
   Corp., Cl. A ................       600,000       600,000
UCAR International Inc. ........        30,000       130,000
UnitedGlobalCom Inc., Cl. A ....         2,000        14,000
U.S. Foodservice ...............       700,000       700,000
USA Networks Inc. (l) ..........       300,000       600,000
Vastar Resources Inc. ..........         5,000         5,000
Vodafone Group plc, ORD ........       144,823       723,888
Waste Management Inc. ..........        30,000       200,000
Whitman Corp. ..................        55,000       411,000

PREFERRED STOCKS
Citizens Utilities Co.,
  5.00% Cv. Pfd. ...............         5,000        15,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                          QUARTER ENDED MARCH 31, 2000
                                   (UNAUDITED)

                                              OWNERSHIP AT
                                                MARCH 31,
                                  SHARES          2000
                                ---------    ------------
NET SALES
COMMON STOCKS
Aerial Communications Inc. ..     (4,000)        1,000
Aliant Inc. .................     (8,538)        8,132
Allen Telecom Inc. ..........    (10,000)      290,000
American Express Co. ........    (30,000)       70,000
Amphenol Corp., Cl. A .......    (13,000)      124,000
Asatsu-DK Inc. ..............    (20,000)           --
Ascent Entertainment Group. .   (105,768)           --
Associated Group Inc.,
   Cl. A (b) ................   (133,000)           --
Associated Group Inc.,
   Cl. B (b) ................   (133,000)           --
Audiofina SA. ...............     (5,000)       17,700
BCE Inc. ....................    (45,000)      400,000
Block (H&R) Inc. ............     (5,000)      100,000
BroadWing Inc. ..............     (3,000)        7,000
Cable & Wireless HKT Ltd., ADR    (5,000)       50,000
Cable & Wireless plc, ADR ...     (5,000)      145,000
Cablevision Systems Corp., Cl. A (20,000)      515,000
Canada Life Financial Corp. .    (50,000)           --
Capcom Co. Ltd. .............    (14,000)           --
CheckFree Holdings Corp. ....       (500)        1,500
Comcast Corp., Cl. A Special.     (5,000)       90,000
Compagnie Financiere Richemont
   AG, Cl. A ................       (300)        1,100
CRH plc ORD .................    (15,000)       90,000
Devon Energy Corp. ..........    (15,000)           --
Dow Jones & Co. Inc. ........    (12,000)       18,000
du Pont de Nemours (E.I.) & Co.   (2,000)       10,000
EMI Group plc ...............    (23,288)           (0)
EMI Group plc, ADR ..........    (18,000)      100,000
Foremost Corp. of America ...    (25,000)           --
Grupo Televisa SA, GDR ......    (28,000)      152,000
Helsingin Puhelin Oyj .......    (10,000)           --
Hussmann International Inc. .     (2,500)      247,500
IDEX Corp. ..................     (1,500)      298,000
Imasco Ltd. .................   (100,000)           --
Jafco Co. Ltd. ..............     (4,000)        4,000
Koninklijke Philips Electronics
   NV, ADR ..................     (1,040)       10,000
Lehman Brothers Holdings Inc.     (2,000)       25,000
Lucent Technologies Inc. ....    (10,000)       40,000
Mannesmann AG ...............     (5,000)           --
Merrill Lynch & Co. .........    (50,000)           --
Nestle SA ...................       (800)           --
New England Electric System .    (25,000)           --
New York Times Co., Cl. A ...     (5,000)      115,000
News Corp. Ltd. .............    (25,000)      145,000
NEXTEL Communications Inc.,
  Cl. A .....................     (1,000)        9,000
Nikko Securities Co. Ltd. ...    (83,000)       30,000
Nippon Telegraph & Telephone Corp.   (75)           --
NRJ SA ......................       (500)        3,250
Omnipoint Corp. .............     (2,000)           --
Pearson plc .................     (5,000)       65,000
Pittway Corp. ...............   (400,000)           --
Public Service Co. of
   North Carolina ...........     (6,000)           --

                                             OWNERSHIP AT
                                               MARCH 31,
                                  SHARES         2000
                                ---------    ------------
RCN Corp. ...................    (68,000)      160,000
Rogers Communications Inc.,
   Cl. B, ADR ...............    (30,000)      150,345
Ryder Systems Inc. ..........     (2,000)       25,000
Schibsted ASA ...............    (10,000)       60,000
Schroeders plc ..............    (40,000)           --
Shohkoh Fund & Co. Ltd. .....       (440)           --
Skandia Forsakrings AB ......    (10,000)       59,000
Sony Corp., ADR .............     (4,000)       16,000
Sprint Corp. ................    (12,000)      330,000
Telecom Argentina Stet France
   Telecom SA, ADR ..........     (8,000)           --
Telecomunicacoes Brasileriras
   SA (Telebras), ADR .......   (167,000)           --
Telecom Italia SpA, ADR .....    (17,000)      125,000
Telesp Celular SA , Pfd.,
  Cl. B (n) ................. (2,223,575)           --
Time Warner Inc. ............   (150,000)      290,000
Tokyo Broadcasting System Inc.   (10,000)       54,000
Tyler Technologies Inc. .....     (7,000)       88,000
United Television Inc. ......     (4,100)      244,009
Viacom Inc., Cl. A ..........     (1,000)      929,000
Vodafone AirTouch plc, ADR (l)   (40,000)      100,000
Waddell & Reed Financial
  Inc., Cl. A ...............     (5,000)       35,000

PREFERRED STOCKS
Sprint Corp., 8.25% Cv. Pfd. (k) (40,000)           --

                                PRINCIPAL
                                 AMOUNT
                                ---------
CORPORATE BONDS
Kaman Corp. Sub. Deb. Cv.
   6.000%, 03/15/12 .........    (59,000)      941,000
--------------
(a) 3 for 2 stock split
(b) Spinoff - 0.49634 shares of AT&T Corp. for every 1 share of Associated Group Inc., Cl. A and B
(c) 13 for 10 stock split
(d) Spinoff - 1 share of Benesse Corp. New Shares for every 1 share of
    Benesse Corp.
(e) 18.2% stock dividend
(f) 3% stock dividend
(g) 6 for 5 stock split
(h) Merger - 1 share of Liberty Media Group, Cl. A for every 1 share of Associated Group Inc., Cl. A and B
(i) Spinoff - 1 share of Nippon Broadcasting System Inc., New Shares for every
    1 share of Nippon Broadcasting System Inc.
(j) 5 for 4 stock split
(k) Merger - 1.52376 shares of SBC Communications Inc. for every 1 share of Sprint Corp., 8.25% Cv. Pfd.
(l) 2 for 1 stock split
(m) Spinoff - 1 share of Sony Corp. New Shares for every 1 share of Sony Corp.
(n) Merger - 4.8393 shares of Telesp Celular Participacoes SA, ADR for every 1 share of Telesp Celular SA, Pfd., Cl. B

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)


                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
               COMMON STOCKS -- 93.3%
               TELECOMMUNICATIONS -- 14.5%
    8,132    Aliant Inc.+ .......................................    $   218,271
    7,500    Allegiance Telecom Inc.+ ...........................        604,688
   60,000    ALLTEL Corp. .......................................      3,783,750
    4,000    AT&T Canada Inc., Cl. B+ ...........................        244,000
  150,000    AT&T Corp. .........................................      8,437,500
  400,000    BCE Inc. ...........................................     50,175,000
   12,750    BCT.Telus Communications Inc. ......................        377,323
   27,500    BCT.Telus Communications
               Inc., ADR ........................................        813,833
    4,250    BCT.Telus Communications
               Inc., Cl. A ......................................        125,774
   52,500    BCT.Telus Communications Inc.,
               Cl. A, ADR .......................................      1,553,682
   30,000    Bell Atlantic Corp. ................................      1,833,750
    7,000    BroadWing Inc.+ ....................................        260,313
   50,000    Cable & Wireless HKT Ltd., ADR .....................      1,287,500
2,893,090    Cable & Wireless Jamaica Ltd. ......................        114,202
   95,000    Cable & Wireless plc ...............................      1,782,168
  145,000    Cable & Wireless plc, ADR ..........................      8,120,000
   60,000    CenturyTel Inc. ....................................      2,227,500
   25,000    Citizens Utilities Co., Cl. B+ .....................        409,375
  255,466    Commonwealth Telephone
               Enterprises Inc.+ ................................     11,990,935
   20,000    Commonwealth Telephone
               Enterprises Inc., Cl. B+ .........................        930,000
   35,000    Compania de Telecomunicaciones de
               Chile SA, ADR ....................................        796,250
       25    DDI Corp. ..........................................        204,265
  167,000    Embratel Participacoes SA, ADR+ ....................      4,279,375
  260,000    GTE Corp. (c) ......................................     18,460,000
   21,600    HPY Holding - HTF Holding
               Oyj Abp, Cl. A ...................................        904,885
       32    Japan Telecom Co. Ltd. .............................      1,355,602
    2,500    KDD Corp. ..........................................        210,352
   12,000    KPN NV .............................................      1,374,850
  160,000    RCN Corp.+ .........................................      8,620,000
   29,655    Rogers Communications Inc., Cl. B+ .................        877,608
  150,345    Rogers Communications Inc.,
               Cl. B, ADR+ ......................................      4,482,160
  164,995    SBC Communications Inc. ............................      6,929,782
  330,000    Sprint Corp. .......................................     20,790,000
   33,400    Tele Centro Sul Participacoes SA, ADR ..............      2,705,400
  167,000    Tele Norte Leste Participacoes SA, ADR .............      4,446,375
    8,000    Telecom Argentina Stet France Telecom
               SA, ADR ..........................................        278,000
  400,040    Telecom Italia SpA .................................      5,975,709
  125,000    Telecom Italia SpA, ADR ............................     19,000,000
  167,000    Telecomunicacoes de Sao Paulo SA
               (Telesp), ADR ....................................      4,957,813
    8,000    Telefonica de Argentina SA, Cl. B, ADR .............        314,000


                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
   59,119    Telefonica SA ......................................   $  1,494,488
  144,000    Telefonica SA, ADR .................................     10,746,000
   36,000    Telefonos de Mexico SA, Cl. L, ADR .................      2,412,000
                                                                    ------------
                                                                     216,904,478
                                                                    ------------
             ENTERTAINMENT -- 11.2%
    4,420    Avex Inc. ..........................................        841,515
  160,000    Canal Plus, ADR+ ...................................      7,696,330
  150,000    Disney (Walt) Co. (c) ..............................      6,206,250
  100,000    EMI Group plc, ADR .................................      2,137,500
   25,000    Fox Entertainment Group Inc. .......................        748,437
   75,000    GC Companies Inc.+ .................................      2,606,250
  760,000    Liberty Media Group, Cl. A+ (c) ....................     45,030,000
  145,000    Publishing & Broadcasting Ltd. .....................      1,230,417
  120,000    Seagram Co. ........................................      7,140,000
  290,000    Time Warner Inc. ...................................     29,000,000
   65,000    Todd-AO Corp., Cl. A ...............................      2,242,500
  600,000    USA Networks Inc.+ .................................     13,537,500
  929,000    Viacom Inc., Cl. A+ ................................     49,643,438
                                                                    ------------
                                                                     168,060,137
                                                                    ------------
             BROADCASTING -- 8.1%
   50,000    Ackerley Group Inc. ................................        756,250
   17,700    Audiofina ..........................................      2,177,899
  336,192    Chris-Craft Industries Inc.+ .......................     21,411,228
  592,898    Chris-Craft Industries Inc., Cl. B+ (a) ............     37,649,015
   16,666    Corus Entertainment Inc., Cl. B+ ...................        435,862
  200,000    Granada Group plc ..................................      2,141,914
   37,500    Gray Communications Systems Inc. ...................        445,312
  152,000    Grupo Televisa SA, GDR+ ............................     10,336,000
  200,000    Liberty Corp. ......................................      7,500,000
    2,000    Nippon Broadcasting System Inc. ....................        158,154
    2,000    Nippon Broadcasting System Inc.,
               New Shares+ ......................................        158,154
    3,250    NRJ SA .............................................      2,411,829
  120,000    Paxson Communications Corp., Cl. A+ ................        930,000
  100,000    Television Broadcasting Ltd. .......................        889,354
   54,000    Tokyo Broadcasting System Inc. .....................      2,129,814
  244,009    United Television Inc. .............................     32,300,691
                                                                     -----------
                                                                     121,831,476
                                                                     -----------
             FINANCIAL SERVICES -- 8.0%
    4,100    Allianz AG .........................................      1,670,494
  110,000    Allstate Corp. .....................................      2,619,375
   70,000    American Express Co. (c) ...........................     10,425,625
   30,000    Argonaut Group Inc. ................................        601,875
   90,000    Banco Santander Central Hispano
               SA, ADR ..........................................        961,875
   84,000    Bank of Ireland ....................................        595,213
   56,000    Bank of Scotland ...................................        633,178

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
     95,000   Bank One Corp. .....................................   $ 3,265,625
    300,000   Bankgesellschaft Berlin AG .........................     4,897,868
        260   Berkshire Hathaway Inc., Cl. A+ ....................    14,872,000
    100,000   Block (H&R) Inc. ...................................     4,475,000
     50,000   Commerzbank AG, ADR ................................     1,887,500
    150,000   Deutsche Bank AG, ADR ..............................     9,956,250
     30,000   Dun & Bradstreet Corp. .............................       858,750
    105,000   First Union Corp. ..................................     3,911,250
     25,000   Hibernia Corp., Cl. A ..............................       262,500
     20,000   Invik & Co. AB, Cl. B ..............................     2,897,879
     90,000   Irish Life & Permanent plc, Dublin .................       818,705
      4,000   Jafco Co. Ltd. .....................................       895,944
    190,000   John Hancock Financial Services Inc.+ ..............     3,431,875
     25,000   Lehman Brothers Holdings Inc. ......................     2,425,000
     65,500   Leucadia National Corp. ............................     1,555,625
     60,000   Mellon Financial Corp. .............................     1,770,000
    110,000   Midland Co. ........................................     2,585,000
     14,000   Morgan (J.P.) & Co. Inc. ...........................     1,844,500
     30,000   Nikko Securities Co. Ltd. ..........................       454,010
     50,000   Prudential Corp. plc ...............................       753,651
     60,000   Riggs National Corp. ...............................       731,250
     59,000   Skandia Forsakrings AB .............................     2,797,148
     40,000   State Street Corp. .................................     3,875,000
     20,000   SunTrust Banks Inc. ................................     1,155,000
     40,000   T. Rowe Price Associates Inc. ......................     1,580,000
    600,000   Travelers Property Casualty Corp., Cl. A                24,750,000
     50,000   Unitrin Inc. .......................................     1,987,500
     35,000   Waddell & Reed Financial Inc., Cl. A ...............     1,480,938
                                                                    ------------
                                                                     119,683,403
                                                                    ------------
              WIRELESS COMMUNICATIONS -- 6.9%
      1,000   Aerial Communications Inc.+ ........................        56,813
      9,000   Nextel Communications Inc., Cl. A+ .................     1,334,250
         32   NTT Mobile Communications
                Network Inc. .....................................     1,311,974
     25,000   Rogers Cantel Mobile Communications
                Inc., Cl. B+ .....................................     1,010,938
    220,000   Sprint Corp. (PCS Group)+ ..........................    14,368,750
     16,700   Tele Celular Sul Participacoes SA, ADR .............       835,000
     55,666   Tele Centro Oeste Celular Participacoes
                SA, ADR ..........................................       647,117
      3,340   Tele Leste Celular Participacoes
                SA, ADR ..........................................       200,400
      8,350   Tele Nordeste Celular Participacoes
                SA, ADR ..........................................       599,113
      3,340   Tele Norte Celular Participacoes
                SA, ADR ..........................................       207,080
     33,400   Tele Sudeste Celular Participacoes
                SA, ADR ..........................................     1,667,913


                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
  1,390,000   Telecom Italia Mobile SpA ..........................   $17,063,348
      8,350   Telemig Celular Participacoes SA, ADR                      739,497
    450,000   Telephone & Data Systems Inc. ......................    49,950,000
     66,800   Telesp Celular Participacoes SA, ADR ...............     3,786,725
    723,888   Vodafone AirTouch plc ..............................     4,017,482
    100,000   Vodafone AirTouch plc, ADR .........................     5,556,250
                                                                    ------------
                                                                     103,352,650
                                                                    ------------
              EQUIPMENT AND SUPPLIES -- 6.4%
    100,000   AMETEK Inc. ........................................     1,925,000
    124,000   Amphenol Corp., Cl. A+ .............................    12,679,000
     10,000   Caterpillar Inc. ...................................       394,375
     95,000   CIRCOR International Inc.+ .........................     1,264,688
    107,000   CLARCOR Inc. .......................................     1,899,250
    320,000   Deere & Co. (c) ....................................    12,160,000
    252,000   Donaldson Co. Inc. .................................     5,685,750
    105,000   Flowserve Corp. ....................................     1,351,875
      6,500   Franklin Electric Co. ..............................       415,188
    105,000   Gerber Scientific Inc. .............................     2,027,813
    247,500   Hussmann International Inc. ........................     3,140,156
    298,000   IDEX Corp. .........................................     8,120,500
     50,000   Lufkin Industries Inc. .............................       725,000
      1,000   Manitowoc Co. Inc. .................................        27,063
    300,000   Mark IV Industries Inc. ............................     6,618,750
    445,000   Navistar International Corp.+ ......................    17,855,625
     20,000   PACCAR Inc. ........................................     1,000,000
     84,500   Sequa Corp., Cl. A+ ................................     3,348,313
     75,000   Sequa Corp., Cl. B+ ................................     3,543,750
    170,000   SPS Technologies Inc.+ .............................     5,185,000
     42,000   THK Co. Ltd. .......................................     1,930,564
    130,000   UCAR International Inc.+ ...........................     1,714,375
    250,000   Watts Industries Inc., Cl. A .......................     3,093,750
    100,000   Weir Group plc (The) ...............................       308,149
                                                                     -----------
                                                                      96,413,934
                                                                     -----------
              PUBLISHING -- 5.2%
     70,000   Arnoldo Mondadori Editore SpA ......................     1,786,309
      6,000   Central Newspapers Inc., Cl. A .....................       201,750
     18,000   Dow Jones & Co. Inc. ...............................     1,292,625
     90,000   Harcourt General Inc. ..............................     3,352,500
    323,000   Independent News & Media plc,
                Dublin ...........................................     3,170,208
     98,000   McGraw-Hill Companies Inc. .........................     4,459,000
    400,000   Media General Inc., Cl. A ..........................    20,950,000
    128,000   Meredith Corp. .....................................     3,544,000
    115,000   New York Times Co., Cl. A ..........................     4,937,813
    145,000   News Corp. Ltd. ....................................     2,024,603
      5,000   News Corp. Ltd., ADR ...............................       281,250
     65,000   Pearson plc ........................................     2,257,609
    400,000   Penton Media Inc. ..................................    10,400,000
     30,000   PRIMEDIA Inc.+ .....................................       960,000

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
             COMMON STOCKS (CONTINUED)
             PUBLISHING (CONTINUED)
    27,000   Pulitzer Inc. .......................................   $ 1,103,625
   160,000   Reader's Digest Association Inc., Cl. B .............     4,580,000
    60,000   Schibsted ASA .......................................     1,485,166
 1,500,000   Seat-Pagine Gialle SpA ..............................     7,440,163
   400,000   South China Morning Post Holdings ...................       385,280
    70,000   Thomas Nelson Inc. ..................................       555,625
    20,000   Times Mirror Co., Cl. A .............................     1,858,750
    34,000   Tribune Co. .........................................     1,243,125
                                                                     -----------
                                                                      78,269,401
                                                                     -----------
             CABLE -- 4.2%
   515,000   Cablevision Systems Corp., Cl. A+ ...................    31,286,250
    40,000   Comcast Corp., Cl. A ................................     1,650,000
    90,000   Comcast Corp., Cl. A, Special .......................     3,903,750
   230,000   MediaOne Group Inc.+ ................................    18,630,000
    15,625   NTL Inc.+ ...........................................     1,450,195
    20,000   Shaw Communications Inc., Cl. B .....................       536,820
    80,000   Shaw Communications Inc., Cl. B,
               Non-Voting+ .......................................     2,155,000
   218,181   TeleWest Communications plc+ ........................     1,672,989
    14,000   UnitedGlobalCom Inc., Cl. A+ ........................     1,050,875
                                                                     -----------
                                                                      62,335,879
                                                                     -----------
             CONSUMER PRODUCTS -- 4.0%
   540,000   Carter-Wallace Inc. .................................    10,125,000
    10,750   Christian Dior SA ...................................     2,487,978
    45,000   Church & Dwight Co. Inc. ............................       773,437
    14,000   Clorox Co. ..........................................       455,000
     1,100   Compagnie Financiere
               Richemont AG, Cl. A ...............................     2,795,741
    10,000   Department 56 Inc.+ .................................       148,125
   120,000   Fortune Brands Inc. (e) .............................     3,000,000
   250,000   Gallaher Group plc, ADR .............................     4,921,875
   180,000   General Cigar Holdings Inc.+ ........................     2,722,500
   105,000   General Cigar Holdings Inc., Cl. B+ (a) .............     1,581,562
    70,000   Gillette Co. ........................................     2,638,125
    50,000   Harley Davidson Inc. ................................     3,968,750
     1,500   Matsushita Electric Industrial Co.
               Ltd., ADR .........................................       454,500
    60,000   Mattel Inc. .........................................       626,250
    25,000   Maytag Corp. ........................................       828,125
    35,000   National Presto Industries Inc. .....................     1,141,875
    10,500   Nintendo Co. Ltd. ...................................     1,845,693
    20,000   Philip Morris Companies Inc. ........................       422,500
   600,000   Ralston Purina Group ................................    16,425,000


                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
     1,500   Swatch Group AG .....................................   $ 1,749,632
    10,425   Syratech Corp.+ .....................................        83,400
                                                                     -----------
                                                                      59,195,068
                                                                     -----------
             FOOD AND BEVERAGE -- 3.8%
    30,108   Advantica Restaurant Group Inc.+ ....................        45,162
    50,000   Bestfoods Inc. ......................................     2,340,625
    18,000   Brau und Brunnen AG+ ................................       637,728
    58,500   Celestial Seasonings Inc.+ ..........................     2,010,938
    15,000   Coca-Cola Co. .......................................       704,063
    77,250   Corn Products International Inc. ....................     1,858,828
    44,000   Diageo plc, ADR .....................................     1,325,500
   165,000   General Mills Inc. ..................................     5,970,938
     4,000   Keebler Foods Co.+ ..................................       114,750
   130,000   Kellogg Co. .........................................     3,331,250
    12,100   LVMH Moet Hennessy Louis
               Vuitton, ADR ......................................     1,028,500
   100,000   Pepsi Bottling Group Inc. ...........................     2,000,000
   420,000   PepsiCo Inc. (f) ....................................    14,516,250
   100,000   Quaker Oats Co. .....................................     6,062,500
    60,000   Ralcorp Holdings Inc.+ ..............................       870,000
    95,894   Tootsie Roll Industries Inc. ........................     3,020,662
   411,000   Whitman Corp. .......................................     5,728,313
    70,000   Wrigley (Wm.) Jr. Co. ...............................     5,376,875
                                                                     -----------
                                                                      56,942,882
                                                                     -----------
             ENERGY AND UTILITIES -- 3.6%
    73,400   AGL Resources Inc. ..................................     1,348,725
    34,000   Apache Corp. ........................................     1,691,500
    70,000   Atlantic Richfield Co. ..............................     5,950,000
   120,000   BP Amoco plc ........................................     1,095,959
   134,000   BP Amoco plc, ADR ...................................     7,110,375
   110,000   Burlington Resources Inc. ...........................     4,070,000
   100,000   Columbia Energy Group ...............................     5,925,000
   100,000   Conoco Inc., Cl. A ..................................     2,462,500
   150,000   Eastern Enterprises .................................     8,981,250
   400,000   El Paso Electric Co.+ ...............................     4,150,000
    20,000   Energy East Corp. ...................................       396,250
   100,000   Florida Progress Corp. ..............................     4,587,500
    55,000   Halliburton Co. .....................................     2,255,000
    50,000   MCN Energy Group Inc. ...............................     1,250,000
    30,000   Northeast Utilities .................................       645,000
    85,000   Pennzoil-Quaker State Co.+ ..........................       887,187
    15,000   St. Joseph Light & Power Co. ........................       304,687
     5,000   TNP Enterprises Inc. ................................       219,062
     2,907   Total Fina Elf ......................................       435,633
     5,000   Vastar Resources Inc. ...............................       371,563
                                                                     -----------
                                                                      54,137,191
                                                                     -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
              COMMON STOCKS (CONTINUED)
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
    60,000    Arvin Industries Inc. .............................    $ 1,357,500
    25,302    Borg-Warner Automotive Inc. .......................        996,266
   300,000    Dana Corp. ........................................      8,456,250
    75,000    Delphi Automotive Systems Corp.+ (c) ..............      1,200,000
    40,000    Federal-Mogul Corp. ...............................        667,500
   255,000    GenCorp Inc. ......................................      1,976,250
   270,000    Genuine Parts Co. .................................      6,446,250
   117,000    Johnson Controls Inc. .............................      6,325,312
    49,167    Midas Inc. ........................................      1,180,008
   330,000    Modine Manufacturing Co. ..........................      8,291,250
    80,000    Scheib (Earl) Inc.+ ...............................        300,000
     1,000    SPX Corp. .........................................        113,937
   163,000    Standard Motor Products Inc. ......................      2,424,625
    70,000    Superior Industries International Inc. ............      2,218,125
   160,000    Tenneco Automotive Inc. ...........................      1,270,000
   110,000    TransPro Inc. .....................................        550,000
    60,000    Wynn's International Inc. .........................        828,750
                                                                     -----------
                                                                      44,602,023
                                                                     -----------
              DIVERSIFIED INDUSTRIAL -- 2.3%
   195,000    Ampco-Pittsburgh Corp. ............................      2,120,625
    10,000    Cooper Industries Inc. ............................        350,000
   145,000    Crane Co. .........................................      3,416,562
   102,000    GATX Corp. ........................................      3,876,000
   143,000    GenTek Inc. .......................................      2,002,000
   100,000    ITT Industries Inc.+ ..............................      3,106,250
   416,300    Lamson & Sessions Co.+ ............................      3,096,231
   120,000    National Service Industries Inc. ..................      2,527,500
    73,715    Park-Ohio Holdings Corp.+ .........................        783,222
    75,000    Thomas Industries Inc. ............................      1,406,250
    27,000    TI Group plc ......................................        133,507
    50,000    Trinity Industries Inc. ...........................      1,184,375
   200,000    Tyco International Ltd. ...........................      9,975,000
                                                                     -----------
                                                                      33,977,522
                                                                     -----------
              BUSINESS SERVICES -- 2.0%
   100,000    Cendant Corp.+ ....................................      1,850,000
     1,500    CheckFree Holdings Corp.+ .........................        105,750
    50,000    IMS Health Inc. ...................................        846,875
   100,000    Landauer Inc. .....................................      1,825,000
    58,500    Nashua Corp.+ .....................................        489,937
    10,833    Reuters Holdings plc, ADR .........................      1,293,189
    13,000    Secom Co. Ltd. ....................................      1,114,087


                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
   250,000    Securicor Group plc ...............................    $   503,629
   700,000    U.S. Foodservice+ .................................     18,025,000
    30,900    Vivendi ...........................................      3,565,389
                                                                     -----------
                                                                      29,618,856
                                                                     -----------
              RETAIL -- 1.7%
   260,000    Albertson's Inc. ..................................      8,060,000
   360,000    AutoNation Inc.+ ..................................      2,857,500
    19,000    Coldwater Creek Inc.+ .............................        323,000
    70,000    Delhaize America Inc., Cl. A ......................      1,207,500
    20,000    Gerald Stevens Inc.+ ..............................        160,000
    20,000    Hannaford Bros. Co. ...............................      1,475,000
   100,000    Lillian Vernon Corp. ..............................        950,000
   350,000    Neiman Marcus Group Inc., Cl. B+ ..................      9,625,000
                                                                     -----------
                                                                      24,658,000
                                                                     -----------
              HEALTH CARE -- 1.6%
    47,000    American Home Products Corp. ......................      2,520,375
    60,000    Amgen Inc.+ .......................................      3,682,500
    10,000    AstraZeneca plc, London ...........................        404,336
    35,146    AstraZeneca plc, Stockholm ........................      1,421,810
    26,000    Biogen Inc.+ ......................................      1,816,750
    50,000    Glaxo Wellcome plc ................................      1,429,270
     4,000    Glaxo Wellcome plc, ADR ...........................        229,250
    35,294    Life Technologies Inc. ............................      1,764,700
     1,150    Novartis AG .......................................      1,573,134
    54,000    Novartis AG, Registered ...........................      3,709,125
    45,000    Pfizer Inc. .......................................      1,645,313
       140    Roche Holding AG ..................................      1,520,979
    20,000    Sanofi Synthelabo SA ..............................        763,167
    55,000    SmithKline Beecham plc ............................        725,225
    14,000    Takeda Chemical Industries Ltd. ...................        995,277
                                                                     -----------
                                                                      24,201,211
                                                                     -----------
              HOTELS AND GAMING -- 1.6%
   120,000    Aztar Corp.+ ......................................      1,140,000
    90,000    Boca Resorts Inc., Cl. A+ .........................        770,625
   190,000    Gaylord Entertainment Co. .........................      5,153,750
     5,000    GTECH Holdings Corp.+ .............................         92,813
 1,045,000    Hilton Group plc ..................................      4,855,198
   650,000    Hilton Hotels Corp. ...............................      5,037,500
     5,000    MGM Grand Inc. ....................................        120,000
   100,000    Mirage Resorts Inc.+ ..............................      1,937,500
   430,000    Park Place Entertainment Corp.+ ...................      4,971,875
                                                                     -----------
                                                                      24,079,261
                                                                     -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
             COMMON STOCKS (CONTINUED)
             PAPER AND FOREST PRODUCTS -- 1.4%
   260,000   Greif Bros. Corp., Cl. A ............................   $ 8,287,500
     3,400   Greif Bros. Corp., Cl. B ............................       105,400
   650,000   Pactiv Corp.+ .......................................     5,687,500
   253,000   St. Joe Co. .........................................     7,321,188
                                                                     -----------
                                                                      21,401,588
                                                                     -----------
             AEROSPACE -- 1.3%
   250,000   Cordant Technologies Inc. ...........................    14,140,625
    92,000   Northrop Grumman Corp. ..............................     4,870,250
                                                                     -----------
                                                                      19,010,875
                                                                     -----------
             AUTOMOTIVE -- 1.2%
    12,000   Ford Motor Co. ......................................       551,250
   210,000   General Motors Corp. (d) ............................    17,390,625
                                                                     -----------
                                                                      17,941,875
                                                                     -----------
             SPECIALTY CHEMICALS -- 0.9%
     5,400   Ciba Specialty Chemicals, ADR+ (b) ..................       170,100
    46,000   Dexter Corp. ........................................     2,438,000
    10,000   du Pont de Nemours (E.I.) & Co. .....................       528,750
   315,000   Ferro Corp. .........................................     5,610,938
     3,000   Fuller (H.B.) Co. ...................................       119,812
   105,000   General Chemical Group Inc. .........................       223,125
   210,000   Omnova Solutions Inc. ...............................     1,181,250
    40,000   Rohm & Haas Co. .....................................     1,785,000
   105,000   Sybron Chemicals Inc.+ ..............................     1,483,125
                                                                     -----------
                                                                      13,540,100
                                                                     -----------
             COMMUNICATIONS EQUIPMENT -- 0.9%
    10,000   Alcatel Alsthom SA, ADR .............................       438,125
   290,000   Allen Telecom Inc.+ .................................     4,621,875
    60,000   Dynatech Corp.+ .....................................       866,250
    17,000   Furukawa Electric Co. Ltd. ..........................       285,582
    40,000   Lucent Technologies Inc. ............................     2,430,000
     8,000   Motorola Inc. .......................................     1,139,000
     5,500   Nokia Corp., Cl. A, ADR .............................     1,194,875
    44,000   Scientific-Atlanta Inc. .............................     2,791,250
                                                                     -----------
                                                                      13,766,957
                                                                     -----------
             ELECTRONICS -- 0.8%
    43,000   Fujitsu Ltd. ........................................     1,319,083
     3,000   Hitachi Ltd., ADR ...................................       365,625
     1,500   Molex Inc., Cl. A ...................................        66,562
     1,500   NEC Corp., ADR ......................................       222,656
     3,000   Philips Electronics NV ..............................       504,437
    10,000   Philips Electronics NV, ADR .........................     1,713,125

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
     8,000   Sony Corp. ..........................................   $ 1,129,668
     8,000   Sony Corp., New Shares+ .............................     1,137,459
    16,000   Sony Corp., ADR .....................................     4,482,000
     5,000   STMicroelectronics NV ...............................       919,248
                                                                     -----------
                                                                      11,859,863
                                                                     -----------
             SATELLITE -- 0.7%
   100,000   COMSAT Corp. ........................................     2,062,500
    10,000   General Motors Corp., Cl. H+ ........................     1,245,000
   100,000   Loral Space & Communications Ltd.+ ..................     1,018,750
   340,000   TCI Satellite Entertainment Inc., Cl. A+ ............     6,502,500
                                                                     -----------
                                                                      10,828,750
                                                                     -----------
             REAL ESTATE -- 0.6%
   450,000   Catellus Development Corp.+ .........................     6,243,750
    44,000   Florida East Coast Industries Inc. ..................     2,134,000
    55,000   Griffin Land & Nurseries Inc.+ ......................       605,000
     4,753   HomeFed Corp.+ ......................................         3,042
                                                                     -----------
                                                                       8,985,792
                                                                     -----------
             AGRICULTURE -- 0.5%
   725,000   Archer-Daniels-Midland Co. (c) ......................     7,521,875
     5,000   Delta & Pine Land Co. ...............................        98,750
                                                                     -----------
                                                                       7,620,625
                                                                     -----------
             CONSUMER SERVICES -- 0.5%
    40,000   Loewen Group Inc. ...................................        28,000
   510,000   Rollins Inc. ........................................     7,586,250
                                                                     -----------
                                                                       7,614,250
                                                                     -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.5%
    10,800   Cresco Ltd. .........................................     1,262,112
        15   Net One Systems Co. Ltd. ............................       540,488
     5,000   NetCom ASA+ .........................................       249,896
     3,300   Obic Co. Ltd. .......................................     2,313,873
    10,500   Square Co. Ltd. .....................................     1,083,897
    15,000   Sterling Software Inc.+ .............................       457,500
    11,000   Sumisho Computer Systems Corp. ......................       685,592
    88,000   Tyler Technologies Inc. .............................       522,500
                                                                     -----------
                                                                       7,115,858
                                                                     -----------
             AVIATION: PARTS AND SERVICES -- 0.4%
   100,000   Curtiss-Wright Corp. ................................     3,662,500
   125,000   Fairchild Corp., Cl. A+ .............................       851,562
   145,000   Hi-Shear Industries Inc. ............................       362,500
    30,000   Precision Castparts Corp. ...........................     1,095,000
                                                                     -----------
                                                                       5,971,562
                                                                     -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
               COMMON STOCKS (CONTINUED)
               BUILDING AND CONSTRUCTION -- 0.4%
     90,000     CRH plc .....................................     $    1,615,865
     32,222     Huttig Building Products Inc.+ ..............            144,999
     15,000     Martin Marietta Materials Inc. ..............            712,500
    150,000     Nortek Inc.+ ................................          3,318,750
      5,000     Nortek Inc., Special Common+ (a) ............            110,625
                                                                  --------------
                                                                       5,902,739
                                                                  --------------
                CLOSED-END FUNDS -- 0.3%
     59,000     Central European Equity Fund Inc. ...........          1,014,062
     70,000     Dresdner RCM Europe Fund Inc. ...............          1,227,800
     25,000     France Growth Fund Inc. .....................            409,375
     40,250     Italy Fund Inc. .............................            774,812
     68,000     New Germany Fund Inc. .......................          1,003,000
     45,942     Royce Value Trust Inc. ......................            634,574
                                                                  --------------
                                                                       5,063,623
                                                                  --------------
                TRANSPORTATION -- 0.3%
     73,000     AMR Corp.+ ..................................          2,326,875
     15,000     Kansas City Southern Industries Inc. ........          1,289,063
     31,273     MIF Ltd.+ ...................................            355,564
     25,000     Ryder System Inc. ...........................            567,188
                                                                  --------------
                                                                       4,538,690
                                                                  --------------
                ENVIRONMENTAL SERVICES -- 0.2%
    200,000     Waste Management Inc. .......................          2,737,500
                                                                  --------------
                METALS AND MINING -- 0.2%
      3,500     Anglogold Ltd. ..............................            167,623
     10,000     Anglogold Ltd., ADR .........................            240,000
    110,909     Antofagasta Holdings plc ....................            695,894
     72,500     Harmony Gold Mining Co. Ltd. ................            421,544
     12,500     Harmony Gold Mining Co. Ltd., ADR ...........             76,563
     38,000     Newmont Mining Corp. ........................            852,625
     20,000     Placer Dome Inc. ............................            162,500
                                                                  --------------
                                                                       2,616,749
                                                                  --------------
                EDUCATIONAL SERVICES -- 0.1%
      5,000     Benesse Corp. ...............................            521,011
      5,000     Benesse Corp., New Shares+ ..................            521,011
                                                                  --------------
                                                                       1,042,022
                                                                  --------------
                COMPUTER HARDWARE -- 0.0%
     15,000     Xerox Corp. .................................            390,000
                                                                  --------------
                TOTAL COMMON STOCKS .........................      1,486,212,790
                                                                  --------------

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               ------
                PREFERRED STOCKS -- 1.3%
                PUBLISHING -- 0.1%
     43,500     News Corp. Ltd., Pfd., ADR ..................     $    2,077,125
                                                                  --------------
                TELECOMMUNICATIONS -- 0.1%
     15,000     Citizens Utilities Co. ......................
                  5.00% Cv. Pfd. ............................            937,500
 12,045,773     Telecomunicacoes de Sao Paulo SA
                  (Telesp), Pfd. ..............................          354,145
                                                                  --------------
                                                                       1,291,645
                                                                  --------------
                BROADCASTING -- 0.1%
     10,000     ProSieben Media AG, Pfd. ....................          1,144,272
                                                                  --------------
                WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547     Telesp Celular Participacoes SA, Pfd.+ ......            244,066
                                                                  --------------
                TOTAL PREFERRED STOCKS ......................          4,757,108
                                                                  --------------

  PRINCIPAL
    AMOUNT
  ---------
                CORPORATE BONDS -- 0.2%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$ 1,400,000     Standard Motor Products Inc.,
                  Sub. Deb. Cv.
                  6.75%, 07/15/09 ...........................          1,006,250
                                                                  --------------
                AVIATION: PARTS AND SERVICES -- 0.1%
    941,000     Kaman Corp., Sub. Deb. Cv.
                  6.00%, 03/15/12 ...........................            841,019
                                                                  --------------
                PUBLISHING -- 0.0%
    200,000     News America Holdings Inc.,
                  Sub. Deb. Cv.
                  Zero Coupon, 03/31/02 .....................            480,750
                                                                  --------------
                CONSUMER PRODUCTS -- 0.0%
  1,000,000     Pillowtex Corp.,
                  Sub. Deb. Cv.
                  6.00%, 03/15/12 ...........................            280,000
                                                                  --------------
                HOTELS AND GAMING -- 0.0%
    200,000     Hilton Hotels Corp.,
                  Sub. Deb. Cv.
                  5.00%, 05/15/06 ...........................            153,000
                                                                  --------------
                TOTAL CORPORATE BONDS .......................          2,761,019
                                                                  --------------


     SHARES
     ------
                WARRANTS -- 0.0%
                FOOD AND BEVERAGE -- 0.0%
     62,463     Advantica Restaurant Group Inc.
                  Warrants, expire 01/07/05+ ................             23,424
                                                                  --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
  ---------                                                          ------
               U.S. GOVERNMENT OBLIGATIONS -- 0.4%
  $6,500,000   U.S. Treasury Bill,
                 6.07%++, due 04/18/00 .......................   $    6,481,675
                                                                 --------------
               REPURCHASE AGREEMENTS -- 0.8%
  11,807,000   State Street Bank & Trust Co.,
                 6.07%, dated 03/31/00,
                 due 04/03/00, proceeds at
                 maturity $11,025,574 (g) ....................       11,807,000
                                                                 --------------

  TOTAL INVESTMENTS -- 101.0%
    (Cost $836,037,227) ......................................    1,512,043,016

  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF CUMULATIVE
    PREFERRED STOCK -- (10.0)% ...............................     (150,027,091)
                                                                 --------------

  NET ASSETS -- COMMON STOCK -- 91.0%
    (107,376,617 common shares outstanding) ..................    1,362,015,925
                                                                 --------------

  NET ASSETS -- PREFERRED STOCK -- 9.0%
    (5,380,600 preferred shares outstanding) .................      134,515,000
                                                                 --------------

  TOTAL NET ASSETS -- 100.0% .................................   $1,496,530,925
                                                                 ==============

  NET ASSET VALUE PER COMMON SHARE
    ($1,362,015,925 / 107,376,617 shares outstanding) ........           $12.68
                                                                         ======

                                               SETTLEMENT            UNREALIZED
                                                  DATE              DEPRECIATION
                                               ----------           ------------

  FORWARD FOREIGN EXCHANGE CONTRACTS
  14,657,129 (h) Deliver Hong Kong Dollars
                 in exchange for
                 USD $1,882,918 ..............  08/24/00               $(22,168)
                                                                       ========

  FUTURES CONTRACTS -- SHORT POSITION
   Number of
   Contracts
  -----------
       310     S&P 500 Index Futures
                 06/15/00 .......................................   $(7,533,698)
                                                                    ===========



  --------------------
        For Federal tax purposes:
          Aggregate cost ........................................  $836,037,227
                                                                   ============
          Gross unrealized appreciation .........................  $731,496,074
          Gross unrealized depreciation .........................   (55,490,285)
                                                                   ------------
          Net unrealized appreciation ...........................  $676,005,789
                                                                   ============

 --------------------
 (a)   Security  fair  valued  under  procedures  established  by the  Board  of
       Directors.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2000 was $170,100 representing 0.01% of total net assets.
 (c)   Security was pledged as collateral for futures contracts.
 (d) At March 31, 2000, 200,000 shares were pledged as collateral for futures contracts.
 (e) At March 31, 2000, 115,000 shares were pledged as collateral for futures contracts.
 (f) At March 31, 2000, 370,000 shares were pledged as collateral for futures contracts.
 (g) Collateralized by U.S. Treasury Bill, 5.96%++, due 04/20/00, market value $11,242,681. (h) Principal amount denoted in Hong Kong Dollars.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depositary Receipt
 USD - United States Dollar
 ORD - Ordinary Share
 GDR - Global Depositary Receipt

                                         % of
                                        Market          Market
                                        Value           Value
                                        ------          ------
  GEOGRAPHIC DIVERSIFICATION
       United States ................   76.8%      $1,160,620,683
       Europe .......................   12.3          186,476,039
       Canada .......................    4.6           70,336,773
       Latin America ................    3.3           49,895,470
       Asia/Pacific Rim .............    2.9           43,808,322
       Africa .......................    0.1              905,729
                                       -----       --------------
       Total Investments ............  100.0%      $1,512,043,016
                                       =====       ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN,
THE BETHLEHEM CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY




INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434


CUSTODIAN

Boston Safe Deposit and Trust Company


COUNSEL

Willkie Farr & Gallagher


TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company


STOCK EXCHANGE LISTING

                           COMMON     7.25% PREFERRED
                           ------     ---------------
NYSE-Symbol:                 GAB          GAB Pr
Shares Outstanding:      107,376,617     5,380,600

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust also may, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


FIRST QUARTER REPORT
MARCH 31, 2000


GBFCM 03/00